UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

On April 30, 2007, Key Technology, Inc. issued a press release announcing the introduction of FluoRaptor™, a new fluorescence-sensing laser sorter able to detect differing levels of chlorophyll in food products. The new sorter is designed to maximize the detection and removal of defects, extraneous vegetable matter, and foreign material from fresh cut products and a variety of fresh and frozen vegetable and potato products.

The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

	(d)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

	99.1	Press release of Key Technology, Inc. dated April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ DAVID M. CAMP
David M. Camp
President and Chief Executive Officer

Dated: April 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc. dated April 30, 2007